Exhibit 10.100

Amendment 3 to
Worldspan Asset Management Offering Agreement

This amendment is the third amendment (“Amendment 3”) to the Asset Management Offering Agreement effective as of July 1, 2002, among Worldspan, L.P. (“Worldspan”), International Business Machines Corporation (“IBM”), and IBM Credit LLC (“IBM Credit”), Agreement ASVB594, as previously amended by Amendment 1 effective as of December 16, 2002, and Amendment 2 effective as of December 31, 2003 (collectively, the “AMO Agreement”).

Each term defined in the AMO Agreement shall have the same meaning in this Amendment 3 unless otherwise provided herein or inconsistent with the content hereof.

The purpose of this Amendment 3 is to replace, modify or add certain terms in the AMO Agreement with the terms specified in this Amendment 3.

Provided that Worldspan, IBM and IBM Credit have signed and delivered this Amendment 3 on or before June 30, 2006, this Amendment 3 becomes effective on June 30, 2006 (the “Effective Date of Amendment 3”) and, among other things, extends the Expiration Date of the AMO Agreement from June 30, 2008 to June 30, 2011, subject to further extensions in accordance with new Section 38 of the AMO Agreement.

This Amendment 3 may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement.  Any copy of this Amendment 3 made by reliable means is considered an original.

The Monthly Payment payable pursuant to this Amendment 3 is intended to include, and IBM shall provide for such Monthly Payment, the equipment, programs, and services specified or provided for in the AMO Agreement or this Amendment 3, but the Monthly Payment does not include any amounts associated with associated equipment, programs, and services that are addressed in any other commercial agreements between Worldspan and IBM, except to the extent otherwise specified in the AMO Agreement.

The Parties agree that this Amendment 3, which includes the associated documents attached hereto, is the complete agreement among the Parties with respect to the subject matter hereof and replaces any prior oral and/or written communications between the Parties concerning this subject matter.  By signing below, the Parties agree to the terms of this Amendment 3.

Except for the changes specified in this Amendment 3, all other terms and conditions of the AMO Agreement remain unchanged.  In the event of a conflict between this Amendment 3 and the AMO Agreement, this Amendment 3 will prevail.

The Parties agree that, as of the Effective Date of Amendment 3, the AMO Agreement shall be amended as follows:

1.  Monthly Payments.  Exhibit A (Monthly Payments) to the AMO Agreement is replaced in its entirety with the Exhibit A attached as Attachment 1 to this Amendment 3.

2.  Revised Capacity Plan.  Exhibits B-1 (GDS Capacity Plan) and B-2 (Non-GDS Capacity Plan) to the AMO Agreement are replaced in their entirety with the Exhibit B attached as Attachment 2 to this Amendment 3.

3.  Current Machines.  Exhibit C (Current Machines) to the AMO Agreement is replaced in its entirety with the Exhibit C attached as Attachment 3 to this Amendment 3.

4.  Reduction/Payment Amounts.  Exhibit D (Reduction/Payment Amounts for Deferred, Deleted, Accelerated, and Additional Capacity) to the AMO Agreement is deleted in its entirety.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

5.  Settlement/Termination Percentages.  Exhibit F (Settlement/Termination Percentages) to the AMO Agreement is amended as follows:

(a)  The table in Section I (Termination Percentages) is amended by deleting all rows beginning with “07/01/2006” and replacing those rows with the following:

7/01/2006	[**]
10/01/2006	[**]
1/01/2007	[**]
4/01/2007	[**]
7/01/2007	[**]%
10/01/2007	[**]%
1/01/2008	[**]%
4/01/2008	[**]%
7/01/2008	[**]%
10/01/2008	[**]%
1/01/2009	[**]%
4/01/2009	[**]%
7/01/2009	[**]%
10/01/2009	[**]%
1/01/2010	[**]%
4/01/2010	[**]%
7/01/2010	[**]%
10/01/2010	[**]%
1/01/2011	[**]%
4/01/2011	[**]%

(b)  The first table in Section II (Settlement Percentages) is amended by deleting all rows beginning with “07/01/2006” and replacing those rows with the following:

7/01/2006	[**]%
10/01/2006	[**]%
1/01/2007	[**]%
4/01/2007	[**]%
7/01/2007	[**]%
10/01/2007	[**]%
1/01/2008	[**]%
4/01/2008	[**]%
7/01/2008	[**]%
10/01/2008	[**]%
1/01/2009	[**]%
4/01/2009	[**]%
7/01/2009	[**]%
10/01/2009	[**]%
1/01/2010	[**]%
4/01/2010	[**]%
7/01/2010	[**]%
10/01/2010	[**]%
1/01/2011	[**]%
4/01/2011	[**]%

6.  Worldspan Order Letter.  Exhibit G (Worldspan Order Letter) to the AMO Agreement is replaced in its entirety with the Exhibit G attached as Attachment 4 to this Amendment 3.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

7.  [**].  [**].

8.  Maintenance Services.  Exhibit H (Maintenance Services) to the AMO Agreement is deleted in its entirety and replaced with the Exhibit H attached as Attachment 6 to this Amendment 3.  Additional terms governing Maintenance Service are set forth below in this Amendment 3 in the section entitled “Maintenance Services.”

9.  Special Offering Attachment for VM Charges.  The Exhibit N (Special Offering Attachment for VM Charges) attached as Attachment 7 to this Amendment 3 is added to the AMO Agreement as Exhibit N.

10.  Maintenance FTEs.  Exhibit K (Maintenance FTEs Customarily Provided by IBM for Equipment on IBM Warranty or Maintenance) to the AMO Agreement is deleted in its entirety.  Additional terms governing Maintenance Services are set forth below in this Amendment 3 in the section entitled “Maintenance Services.”

11.  December 2003 Product Acquisition.  Exhibit L (December 2003 Product Acquisition) to the AMO Agreement, which was added by Amendment 2, is deleted in its entirety.

12.  Expiration Date.  The fifth paragraph on the first page of the AMO Agreement is amended by replacing the date “June 30, 2008” with the date “June 30, 2011”.  The term of the AMO Agreement may be further extended in accordance with Section 38 of the AMO Agreement.

13.  Cancelled/Superseded Agreements.

The second sentence of the first paragraph of Section 1 of the AMO Agreement is amended in its entirety to read as follows:

“The Order Letters issued under this AMO Agreement shall begin with Order Letter 100, and the Order Letters issued under this AMO Agreement after June 30, 2006, shall begin with Order Letter 400.”

14.  Capacity Plan for S/390 Machines in Exhibits B-1 and B-2.

Section 5 of the AMO Agreement, entitled “Capacity Plan for S/390 Machines in Exhibit B-2”, and Section 5.1 of the AMO Agreement, entitled “Capacity Plan for S/390 Machines in Exhibit B-1”, are deleted in their entirety.

15.  Capacity Management for S/390 Machines in Exhibits B-1 and B-2.

Section 6 of the AMO Agreement, entitled “Capacity Management for S/390 Machines in Exhibit B-2”, and Section 6.1 of the AMO Agreement, entitled “Capacity Management for S/390 Machines in Exhibit B-1”, are deleted in their entirety and replaced with the following:

“6.  GDS Complex Variable Capacity (“GDSCVC”)

This Section describes an arrangement (the “GDSCVC Arrangement”) which is intended to provide Worldspan with flexibility to manage the fixed and variable MIPS capacity of its workload associated with the Global Distribution System (the “GDS Workload”). [**].  The sub-sections below define the terminology and describe the Machines, Programs, operating environment, reports and measurements that determine the fixed and variable elements of, and corresponding charges associated with, the GDSCVC Arrangement.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Definitions:  For purposes of this Section 6:

“Month” means a calendar month.

“Central Processor” or “CP” means, for purposes of this section only, a processor available for use on the Machines.  This is frequently referred to as an “engine.”

[**]

“TPF Adjusted Utilization” means Worldspan’s utilization of a [**] LPAR subject to this GDSCVC Arrangement for a given time period (expressed in terms of a fraction between 0 and 1.000) [**].

“GDS Complex” means the [**] LPARs [**].

“Capacity”, when used in the context of MIPS, Usage or Utilization, is used solely for the purposes of implementing the provisions of this AMO Agreement added by Amendment 3 and has no other meaning.

“MIPS” means a unit of measurement for the processing capacity of a CP or Machine.  It is an approximation of relative internal processor performance.  The MIPS numbers in this section are specific to, and are to be used solely for measuring elements of, this section only.  They are not intended for capacity planning purposes nor does IBM make any representation that they will be an accurate reflection of the results that Worldspan might expect to achieve in its unique operational environment.

[**]

“TPF Complex” means the [**] Machines installed under and defined in Exhibit B of this AMO Agreement.  The GDS Complex is a subset of the TPF Complex.

“Threshold” means the MIPS utilization, expressed as a percentage of a GDS LPAR at which [**] has been utilized.

[**]

[**]

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[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

The capacity of each CP is understood and agreed by the Parties to be dependent on the overall activated capacity of the Machine.  The “Activated CP Capacity”, as defined below, will be utilized to calculate LPAR capacity.  The total Activated CP Capacity of the LPAR, [**] will therefore be the sum of the capacity of the CPs allocated to that LPAR.

[**]

“Activated CP Capacity” means the activated MIPS capacity of a Machine used for GDSCVC calculation purposes only and is in no way to be considered a performance representation or guarantee of any sort.

The table entitled “Assumed Activated CP Capacity (in MIPS) for GDSCVC Calculation Purposes” below specifies the assumed Activated CP Capacity for each possible configuration of the GDSCVC Machines as shipped.  The “Capacity Setting” column represents the Machine’s activated capacity (the “Capacity Utilized”).  The MIPS column represents the “CP Capacity” for the corresponding Machine model.  “Capacity Setting” is independent of any LPAR allocations and is solely dependent on the installed and activated CPs on the Machine.

For clarity, if a physical Model [**] Machine has only been activated to a Capacity Setting of [**], then the CP MIPS value for such Machine shall correspond to the Capacity Setting of a [**] Machine for purposes of this calculation.  In this example, the table below shows that the CP Capacity for a Machine activated to the Capacity Setting of a [**] would be [**] MIPS.

Table:  Assumed Activated CP Capacity (in MIPS) for GDSCVC Calculation Purposes

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

General:

[**].  These Machines are currently activated as shown in the table entitled “Initial GDSCVC Setup”.  The Parties agree that IBM is not required to make available under this GDSCVC Arrangement any capacity that would require any Machine(s) to be upgraded past its initial peak capability level (“Machine Peak Capability”), which is [**] capacity level shown in the Initial GDSCVC Setup table, or that would require IBM to add additional Machines, or Model Upgrades to the existing Machines.  However, this is not intended to prevent Worldspan from executing any of the Additional Capacity options as listed elsewhere in this AMO Agreement.  Any Program charges [**] that might result from the GDSCVC configuration described below are not included in the Monthly Payment [**] and would be separately charged to Worldspan pursuant to the then-current terms and conditions of any applicable agreements for such Programs.

For reference purposes, the number of MIPS for each of the GDS Complex Machines is listed in the table below.  The MIPS shown are derived from IBM LSPR z/OS 1.6 Multi-Image Default Mixed Workload performance measurements indexed to a 2084-301 operating in Single-Image mode = 450 MIPS.

Table:  IBM LSPR z/OS 1.6 Multi-Image Default Mixed Workload

[**]

Initial GDSCVC Setup:

Upon installation of these Machines, IBM will enable these Machines to operate as shown in the table below.  The total available GDS capacity (“GDSCVC Capacity Available”) in the initial configuration is [**], of which [**] are considered the Fixed Baseline Capacity and [**] are available for Variable Capacity.

The Parties acknowledge that the MIPS value of [**] used as the Fixed Baseline Capacity is derived from a previous GDS [**] Machine configuration in which capacities were based on a then-current z/OS 1.4 Single-Image measurement environment.  This measurement base is no longer current and does not exist for the [**] Machines included herein.  For [**], the measurement base has been updated to a z/OS 1.6 Multi-Image methodology.  Applying this same methodology to the existing GDS [**] Machine configuration would yield a Fixed Baseline Capacity of [**] MIPS; however, for the convenience of the Parties, a Fixed Baseline Capacity of [**] MIPS baseline shall be used in this GDSCVC Arrangement.

[**].

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

Note: For the workloads shown above:

•      GDS denotes the GDS Workload as defined above

•      DM denotes the Deltamatic TPF Workload

•      OSS denotes the Delta OSS System

•      DVM denotes Delta VM Systems

•      LTST denotes the Worldspan Large Test System

•      VM denotes the Worldspan VM Systems

•      [**]

GDSCVC Reporting:

[**].  This report (the “GDSCVC Report”) will be provided to IBM on a monthly basis, in the format of a Microsoft Excel spreadsheet, and will be available to IBM no later than the 10th day of the following month.  Worldspan will deliver the monthly report electronically to, at a minimum, the IBM AMO Project Executive, the IBM Client Executive and the IBM AMO Account Support Representative.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

IBM will provide Worldspan with appropriate contact information for each of these individuals, and will update that information as applicable.  The contact information as of June 30, 2006 is listed below.  If Worldspan has not provided this report by the 20th day of the following month, [**].

The GDSCVC Report will include, at a minimum:

[**].

GDSCVC Usage Calculation:

[**]

[**].  IBM will provide Worldspan notification, via electronic mail, of said charges before adding them to the invoice.

Contact Information for Monthly GDSCVC Reporting

IBM AMO Project Executive — [**]

IBM AMO Account Support Representative — [**]

IBM Client Executive — [**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

GDSCVC Adjustments

All GDSCVC Adjustments, as described below, shall be confirmed by the Parties in an Order Letter.

1.  Adjustments for Additional Capacity:

Should Worldspan choose to alter the number of CPs defined to a GDS LPAR, or alter the overall number of CPs activated for any workload on a Machine installed in the GDS Complex, [**], the GDSCVC Capacity Available and the GDSCVC Utilization values used for calculation in this Section shall require adjustment.  Such adjustment will be made utilizing the applicable value of the resulting Machine configuration from the Assumed Activated CP Capacity (in MIPS) for GDSCVC Calculation Purposes Table, [**].

The sum of the GDSCVC Capacity Available calculations for each altered Machine shall then equal the total GDSCVC Capacity Available for the GDS Complex.

[**].

2. Adjustments for the Departure of the Deltamatic Fixed Capacity:

If Worldspan should cease to host, in its entirety, the Deltamatic TPF Workload, Worldspan may redeploy the [**] Deltamatic MIPS to the GDS Complex.”

16.  Additional Capacity.

Section 7 of the AMO Agreement is deleted and replaced in its entirety with the following:

“7. Additional Capacity

As a result of the ongoing strategic and financial relationship between Worldspan and IBM, IBM will provide Worldspan:

[**].

[**].

Additionally, IBM Credit will offer Worldspan a [**] for any Additional Capacity that Worldspan may acquire for use in a separate Delta data center created by Worldspan after June 30, 2006.  Terms related to this [**] for such future Additional Capacity will be dependent on the term of the Lease for these Machines and will be mutually stipulated and documented appropriately at the time the future leases for those Machines commence.

The charges for Additional Capacity will apply for the term specified in an Order Letter, as defined in the IBM Credit Financing section of this AMO Agreement, ending no later than the Expiration Date.”

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

17.  Additional Capacity Vertical Upgrades for S/390 Machines in Exhibits B-1 and B-2.

Section 8 of the AMO Agreement, entitled “Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-2”, and Section 8.1 of the AMO Agreement, entitled “Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-1”, are deleted in their entirety.

18.  Maintenance Services.

The text of Section 12 of the AMO Agreement, entitled “Maintenance Services”, is deleted in its entirety and replaced with the following:

“During the term of this AMO Agreement and for the Monthly Payments specified herein, IBM will provide Maintenance Services for the Machines included in the Base Capacity specified in Exhibit B and for the Processors listed in Exhibit C.  The terms governing these Maintenance Services are contained in the IBM Master Services Attachment for Service Elite, Attachment number MAB7X7W, currently in effect  between IBM and Worldspan or any follow-on agreement that may subsequently be agreed-to that applies to the types of Machines subject to this Amendment 3.  Additional terms specific to this AMO Agreement are contained in Exhibit H to this AMO Agreement.

[**]

19.  AMO Implementation Services.

Section 13 of the AMO Agreement, entitled “Value Added Services” is deleted in its entirety and replaced with the following:

“13.  AMO Implementation Services

Included in the Monthly Payment are charges for AMO Implementation Services to assist Worldspan with the implementation of this AMO Agreement.  AMO Implementation Services include, but are not limited to, the following:

1.             Backlog review and management

2.             AMO inventory management

3.             Assistance with Base Capacity requirements changes

4.             Tracking of any services, software and/or maintenance allotments

5.             Documents required to implement the Base Capacity and Additional Capacity

6.             AMO contract management activities

The Parties agree that the AMO Implementation Services are intended solely to assist with Worldspan’s implementation of this AMO Agreement and shall be deemed accepted in the month performed.

The provisions of this Section shall be deemed a Statement of Work as defined in the ICA; provided, however, that Worldspan does not assume any additional obligations not specifically described therein.”

20.  Termination Option

The first paragraph of Section 21 of the AMO Agreement is replaced in its entirety with the following:

“Subject to payment of the Termination Charge described below, and provided Worldspan is not in Default, Worldspan may, on not less than 120 days’ prior written notice to IBM Credit and effective as of a date (the “Termination Date”) specified in such notice that is on or after July 1, 2007, terminate this AMO

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Agreement as described in this Section.  Such payment, which includes charges for lease terminations and financing repayments, will be made pursuant to Paragraph 8 of the TLA.”

21.  December 2003 Product Acquisition.

Section 31, of the AMO Agreement, entitled “December 2003 Product Acquisition”, which was added by Amendment 2, is deleted in its entirety.

22.  Adverse Economic Event

The AMO Agreement is amended by deleting Section 32 entitled “Adverse Economic Event,” which was added in Amendment 2, in its entirety and replacing it with the following:

“32.  Adverse Economic Event

With 30 days prior written notice, Worldspan can reduce the capacity for the Machines in Exhibit B via model downgrades by up to [**] MIPS if and only if Worldspan has a significant decrease in capacity requirements caused by a single customer of Worldspan terminating its agreement with Worldspan.  In the event Worldspan exercises this option, the Monthly Payment for each month following the month in which this option is exercised will be reduced by $[**] by which such capacity is reduced.”

23.  GDS Utilization Credits.

The AMO Agreement is amended by adding after Section 32 thereof a new Section 33 to read as follows:

“33.  GDS Utilization Credits

The AMO Agreement includes certain credits and rebates, as described below, that may be earned by Worldspan based on the sum of the fixed and variable MIPS capacity utilized within the GDS Complex.  These credits and rebates are defined below and entitled the “Fixed Capacity Credit,” “Fixed Usage Credit” and “Variable Capacity Credit” (collectively, the “GDS Utilization Credits”).

As used in this AMO Agreement, “GDS Utilization Credit Year” means the Contract Year commencing on July 1, 2006 or any anniversary thereof, and “GDS Utilization Credit Quarter” means each of the four (4) sequential three (3) month periods following the commencement of each such GDS Utilization Credit Year.

“Utilization Attainment” means the average capacity utilization of the GDS Complex over certain defined measurement periods (each, a “Measurement Period”).  Utilization Attainment will be determined by the GDSCVC Report generated daily for each of the eight (8) partitions on the GDS Workload Machine (for clarity, the GDS Complex) for the applicable Measurement Period.  Utilization Attainment will be measured in MIPS and computed as the sum of each day’s peak utilization (as defined in the sub-section of Section 6 above entitled “GDSCVC Reporting”) for each of the eight (8) GDS Partitions. The peak twenty-two (22) days for each month in the period being measured will be added together to derive the total for the applicable Measurement Period.  For example, the peak twenty-two (22) days for each of the three (3) months in a GDS Utilization Credit Quarter shall be added together to derive the total for the applicable GDS Utilization Credit Quarter.  For a GDS Utilization Credit Year, the peak twenty-two (22) days for each of the twelve (12) months in the GDS Utilization Credit Year shall be added together to derive the total Utilization Attainment.

IBM has no obligation to provide subsequent GDS Utilization Credits for GDS Utilization after June 30, 2011, unless the term of this AMO Agreement is extended in accordance with Section 38.

Unless otherwise agreed to by IBM, GDS Platform usage pursuant to this AMO Agreement shall not be considered eligible revenues for purposes of any other existing IBM revenue credit or rebate structures.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

GDS Utilization Credits may be used toward future purchases of additional Products or Services by Worldspan, directly from IBM, as confirmed in Transaction Documents (as defined in the ICA) executed by the Parties after June 30, 2006.  GDS Utilization Credits may not be applied against the Monthly Payment.  Each such GDS Utilization Credits must be used within twenty-four (24) months of issuance, as confirmed by the Parties in an Order Letter.  Any such GDS Utilization Credit not used within twenty-four (24) months following issuance shall be forfeited.

Quarterly, IBM will provide a report to Worldspan which will include a description of the GDS Utilization Credits then available to Worldspan, including any that have accrued since the last such report, and a reconciliation of any such credits that have been used or expired since the last such report.  If there is any discrepancy in the parties’ records regarding these credits, IBM and Worldspan will work together in good faith to resolve the discrepancy.

Should Worldspan fail to pay the Monthly Payment in accordance with the terms of the AMO Agreement, then Worldspan agrees that IBM, in its sole discretion, may immediately withhold the aforementioned GDS Utilization Credits.  If Worldspan has previously used such GDS Utilization Credits, then Worldspan shall repay IBM an amount equal to such Fixed Utilization Credits upon receipt of an invoice from IBM.

GDS Utilization Credits are not financed by IBM Credit.

33.1        Fixed Capacity Credits

Worldspan will install the GDS Complex described in the Capacity Plan set forth in Section 1 of Exhibit B.    Upon June 30, 2006, IBM shall provide Worldspan with a credit on account in the amount of $[**] (“Fixed Capacity Credit”) for GDS Utilization Credit Year 1.   For GDS Utilization Credit Year 1 only, the Fixed Capacity Credit is not subject to Worldspan’s meeting the “Fixed Capacity Credit Objective” defined below.

For subsequent GDS Utilization Credit Years, provided Worldspan has attained the applicable “Fixed Capacity Credit Objective” in the immediately proceeding GDS Utilization Credit Year, IBM shall provide Worldspan with an additional credit on account in the amount of $[**] as of the beginning of the applicable GDS Utilization Credit Year.  Fixed Capacity Credits shall not be prorated for partial achievement of the Fixed Capacity Credit Objective.  Further, unearned Fixed Capacity Credits, if any, do not accumulate and may not be earned in subsequent Contract Years.

The Fixed Credit Objective shall be Utilization Attainment of [**] MIPS per GDS Utilization Credit Year.

The Fixed Capacity Credit for GDS Utilization Credit Year 1 will be issued no later than July 31, 2006.  Thereafter Fixed Capacity Credits will be issued, if earned, within sixty (60) days of the beginning of the applicable GDS Utilization Credit Year.  Usage reporting delays may result in a delay in issuing the Fixed Capacity Credit.

33.2        Fixed Usage Credit

In each GDS Utilization Credit Year, IBM will provide Worldspan a usage credit (“Fixed Usage Credit”) when Worldspan’s Utilization Attainment over the GDS Utilization Credit Year exceeds [**] MIPS (“Fixed Usage Objective”), as determined by the GDSCVC Report.  This objective does not represent any commitment by Worldspan, but exceeding the Fixed Usage Objective will provide Worldspan with the Fixed Usage Credits described below.

With respect to the Fixed Usage Credits, the Measurement Period shall be a GDS Utilization Credit Year.

For each GDS Utilization Credit Year in which Worldspan’s Utilization Attainment exceeds the Fixed Usage Objective by an amount within the ranges shown in the table below, Worldspan shall receive the

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

corresponding Fixed Usage Credit amount shown in such table for [**] Utilization Attainment over the Fixed Usage Objective.

The maximum Fixed Usage Credit that will be paid in each Contract Year is $[**].

Fixed Usage Credits shall be advanced quarterly, as described below, but earned annually.  Any advanced but not earned Fixed Usage Credits will reduce the Fixed Usage Credit or Variable Capacity Credit available to be earned by Worldspan during the subsequent GDS Utilization Credit Year.  Fixed Usage Credits not earned during the applicable GDS Utilization Credit Year are forfeit and may not be carried forward towards subsequent GDS Utilization Credit Years.

Fixed Usage Credits Table

Annual Utilization Attainment	Fixed Usage Credit [**]
[**]	$	[**	]
[**]	$	[**	]

At the end of each GDS Utilization Credit Quarter, the Utilization Attainment for such Quarter shall be calculated and annualized for purposes of determining the amount of the Fixed Usage Credit to be advanced from the table above.  Once the Utilization Attainment has been determined for the applicable GDS Utilization Credit Quarter and annualized, then the annual Fixed Usage Credit amount shown in the table above will be divided by twelve (12) months and multiplied by three (3) months, and then netted against any previously issued Fixed Usage Credit for the applicable GDS Utilization Credit Year to determine the amount of Fixed Usage Credit to be advanced for that GDS Utilization Credit Quarter.  Credit deficits remaining, if any, will be netted against the Variable Usage Credit for that GDS Utilization Credit Quarter.  If any credit deficits remain even after netting them against the Variable Usage Credit for that GDS Utilization Credit Quarter, then such remaining deficit shall be netted against the next GDS Utilization Credit Quarter’s credits due to Worldspan, until the deficit is resolved.

Fixed Usage Credits are only provided [**].  No Fixed Usage Credits apply if Worldspan’s Utilization Attainment does not meet this minimum Fixed Usage Objective for the applicable GDS Utilization Credit Year.

Fixed Usage Credits will be issued quarterly and within sixty (60) days after the end of any GDS Utilization Credit Quarter as confirmed by an Order Letter.  Reporting delays may result in a delay in issuing the Fixed Usage Credit.

At the end of each GDS Utilization Credit Year, the Parties will reconcile the Fixed Usage Credit amounts advanced for the GDS Utilization Credit Quarters within that GDS Utilization Credit Year to the final Utilization Attainment reported for the GDS Utilization Credit Year.  For any GDS Utilization Year in which the amount advanced is less than the amount earned, IBM shall issue additional earned credits within sixty (60) days of the date of the reconciliation.  For each GDS Utilization Credit Year other than the last one, should the amount advanced be more than the amount earned during the applicable GDS Utilization Credit Year, then any such overpayment to Worldspan will be deducted from any Fixed Usage Credits or Variable Capacity Credits that might be earned in the next subsequent GDS Utilization Credit Year.  Upon the termination or expiration of this AMO Agreement, any Fixed Usage Credits that were credited but not earned, will be repaid to IBM by Worldspan upon the receipt of an invoice from IBM.

33.3        Variable Capacity Credit

IBM will provide Worldspan a “Variable Capacity Credit” [**] as further described in this section.

For clarity, Variable Capacity Credits will be paid for each day that Worldspan uses more than [**] MIPS of Variable Capacity [**] $[**] [**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**].  Such Variable Capacity Credits shall be determined monthly and shall be based upon the  [**] such month.

For all such Variable Capacity MIPS usage, Worldspan shall receive a Variable Capacity Credit of $[**].

Variable Capacity Utilization Attainment will be determined by the GDSCVC Report (as defined in Section 6).

Variable Capacity Credits will be issued monthly and within sixty (60) days after the end of any month, as confirmed by an Order Letter.  Usage reporting delays may result in a delay in issuing the Variable Capacity Credit.”

24.  Additional Agreements.

The AMO Agreement is amended by adding after new Section 33, a new Section 34 to read as follows:

“34.  Additional Agreements

“The Additional Agreements listed below will be considered Included Agreements for purposes of Section 3 of this AMO Agreement and any monthly charges that would otherwise be payable pursuant to any of them after June 30, 2006 through the Expiration Date, or any extension of the term pursuant to Section 38, will be included in the Monthly Payment and not separately payable.  Any such charges that are due or become due on or before June 30, 2006 or after the Expiration Date are not included in the Monthly Payment and will be invoiced separately to Worldspan.

1.               Amendment #2 to Enterprise Software Option Agreement

2.               Amendment #5 to IBM WebServer Software Special Option

3.               IBM Master Services Attachment for Service Elite, Attachment number MAB7X7W, Statement of Work number A64K9H.

This AMO Agreement does not modify the terms and conditions of the Additional Agreements listed above.”

25.  Program-related Services Allotments.

The AMO Agreement is amended by adding after new Section 34, a new Section 35 to read as follows:

“35.  Program-related Services Allotments

The following three (3) allotments for IBM Program-related Services will be applicable with respect to this AMO Agreement:

35.1        VM Software Subscription and Support Allotment (the “VM S&S Allotment”)

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, IBM is including an allotment in the Monthly Payment to be applied to monthly charges and reinstatement fees due IBM for Software Subscription and Support (“S&S”) acquired directly from IBM and associated with VM one-time-charge software.  This allotment will be referred to as the “VM S&S Allotment.”

All S&S acquired under this section will be acquired at the then current fair values for such S&S or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of S&S and use of this VM S&S Allotment shall be confirmed by a[**] and a Statement of Work or other transaction document, if applicable.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

The amount of the VM S&S Allotment is set forth in the following table:

Period	Amount
7/01/06 – 6/30/07	$	[**]
7/01/07 – 6/30/08	$	[**]
7/01/08 – 6/30/09	$	[**]
7/01/09 – 6/30/10	$	[**]
7/01/10 – 6/30/11	$	[**]
Any Subsequent Contract Year	$	[**]

The total VM S&S Allotment over the five (5) years through June 30, 2011 is $[**], but will be increased as applicable if the term of this AMO Agreement is extended pursuant to Section 38.

IBM will perform a reconciliation annually to compare the VM S&S Allotment to the actual charges due IBM for such S&S.  In the event that Worldspan does not use the entire VM S&S Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the VM S&S Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring other S&S under this AMO Agreement, as confirmed by an Order Letter.

In the event of expiration or termination of this AMO Agreement, [**] percent ([**]%) of any unused VM S&S Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**])% of the remaining unused VM S&S Allotment) shall be refunded to Worldspan.

The VM S&S acquired under this VM S&S Allotment is not financed by IBM Credit.

35.2        Distributed Software Subscription and Support Allotment (the “Distributed S&S Allotment”)

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, IBM is including an allotment in the Monthly Payment to be applied to monthly charges and reinstatement fees due IBM for S&S acquired directly from IBM and associated with distributed, one-time-charge software.  The Monthly Payment also assumes that Worldspan will finance the S&S acquired with this allotment.  This allotment will be referred to as the “Distributed S&S Allotment.”

All S&S acquired under this section will be acquired at the then current fair values for such S&S or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of S&S and use of this Distributed S&S Allotment shall be confirmed by [**] and a Statement of Work or other transaction document, if applicable.

The amount of the Distributed S&S Allotment is set forth in the following table:

Period	Amount
7/01/06 – 6/30/07	$	[**]
7/01/07 – 6/30/08	$	[**]
7/01/08 – 6/30/09	$	[**]
7/01/09 – 6/30/10	$	[**]
7/01/10 – 6/30/11	$	[**]
Any Subsequent Contract Year	$	[**]

The total Distributed S&S Allotment over the five (5) years through June 30, 2011 is $[**], but will be increased as applicable if the term of this AMO Agreement is extended pursuant to Section 38.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

IBM will perform a reconciliation annually to compare the Distributed S&S Allotment to the actual charges due IBM for such Distributed S&S.  In the event that Worldspan does not use the entire Distributed S&S Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the Distributed S&S Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring other S&S under this AMO Agreement, as confirmed by an Order Letter.

In the event of expiration or termination of this AMO Agreement, [**] percent  ([**]%) of any unused Distributed S&S Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**]%) of the remaining unused Distributed S&S Allotment) shall be refunded to Worldspan.

The individual financing transactions will commence upon Worldspan’s acceptance of the financed items in accordance with the terms of the TLA, as confirmed by the Parties in an Order Letter.  For all S&S acquired from IBM, IBM Credit will not be liable for any dispute that may arise between Worldspan and IBM.

35.3        SoftwareXcel Allotment

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, IBM is including an allotment in the Monthly Payment to be applied to monthly charges and reinstatement fees due IBM for SoftwareXcel Services acquired directly from IBM.  This allotment will be referred to as the “SoftwareXcel Allotment.”

All SoftwareXcel Services acquired under this section will be acquired at the then current fair values for such SoftwareXcel Services or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of SoftwareXcel services and use of this SoftwareXcel Allotment shall be confirmed by an Order Letter and a Statement of Work, if applicable.

The amount of the SoftwareXcel Allotment is $[**] per month.  The total SoftwareXcel Allotment over the five (5) years through June 30, 2011 is $[**], but will be increased as applicable if the term of this AMO Agreement is extended pursuant to Section 38 in the amount of $[**] per month.

IBM will perform a reconciliation annually to compare the SoftwareXcel Allotment to the actual charges due IBM for such SoftwareXcel Services.  In the event that Worldspan does not use the entire SoftwareXcel Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the SoftwareXcel Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring other Program-related Services under this AMO Agreement, as confirmed by an Order Letter.

In the event of expiration or termination of this AMO Agreement, [**] percent ([**]%) of any unused SoftwareXcel Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**]%) of the remaining unused SoftwareXcel Allotment) shall be refunded to Worldspan.

The SoftwareXcel Services acquired under the SoftwareXcel Allotment are not financed by IBM Credit.

35.4        z/OS OTC Allotment

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, IBM is including an allotment in the Monthly Payment to be applied to monthly charges and reinstatement fees due IBM for subscription and support acquired directly from IBM associated with zSeries one time charge software (the “z/OS OTC Services”).  The Monthly Payment also assumes that Worldspan will finance all or a portion of the S&S acquired with this allotment.  This allotment will be referred to as the “z/OS OTC Allotment.”

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

All z/OS OTC Services acquired under this section will be acquired at the then current fair values for such z/OS OTC Services or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of z/OS OTC Services and use of this z/OS OTC Allotment shall be confirmed by an Order Letter and a Statement of Work, if applicable.

The amount of the z/OS OTC Allotment is set forth in the table below:

Period	Amount
7/01/06 – 6/30/07	$	[**]
7/01/07 – 6/30/08	$	[**]
7/01/08 – 6/30/09	$	[**]
7/01/09 – 6/30/10	$	[**]
7/01/10 – 6/30/11	$	[**]
Any Subsequent Contract Year	$	[**]

The total z/OS OTC Allotment over the five (5) years through June 30, 2011 is $[**], but will be increased as applicable if the term of this AMO Agreement is extended pursuant to Section 38.

IBM will perform a reconciliation annually to compare the z/OS OTC Allotment to the actual charges due IBM for such z/OS OTC Services.  In the event that Worldspan does not use the entire z/OS OTC Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the z/OS OTC Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring other Program-related Services under this AMO Agreement, as confirmed by an Order Letter.

In the event of expiration or termination of this AMO Agreement, [**] percent ([**]%) of any unused z/OS OTC Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**]%) of the remaining unused z/OS OTC Allotment) shall be refunded to Worldspan.

The individual financing transactions will commence upon Worldspan’s acceptance of the financed items in accordance with the terms of the TLA, as confirmed by the Parties in an Order Letter.  For all z/OS OTC Services acquired from IBM, IBM Credit will not be liable for any dispute that may arise between Worldspan and IBM.”

26.  Maintenance Services Allotment.

The AMO Agreement is amended by adding after new Section 35, a new Section 36 to read as follows:

“36.  IBM Maintenance Services Allotment

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, IBM is including an allotment in the Monthly Payment to be applied to charges associated with Maintenance Services acquired directly from IBM that are not included in this AMO as of June 30, 2006 (the “Additional Maintenance Services”).  This allotment will be referred to as the “IBM Maintenance Services Allotment.”

All Additional Maintenance Services acquired under this section will be acquired at the then current fair values for such Additional Maintenance Services or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of Additional Maintenance Services and use of this IBM Maintenance Services Allotment shall be confirmed by a[**] and a Statement of Work, if applicable.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

The amount of the IBM Maintenance Services Allotment is $[**] per month, commencing on January 1, 2007.   However, Worldspan may, at any time, reduce or eliminate any remaining or unused IBM Maintenance Services Allotment by giving IBM prior written notice.  Effective as of the time the IBM Maintenance Services Allotment is reduced or eliminated, the Monthly Payment shall be reduced by the same amount by which  the IBM Maintenance Services Allotment is reduced or, if it is eliminated, by the full amount of remaining or unused IBM Maintenance Services Allotment.

IBM will perform a reconciliation annually to compare the IBM Maintenance Services Allotment to the actual charges due IBM for such Additional Maintenance Services.  In the event that Worldspan does not use the entire IBM Maintenance Services Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the IBM Maintenance Services Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring other Maintenance Services, other than those that are already included in this AMO Agreement, under this AMO Agreement, as confirmed by an Order Letter.  Nothing herein shall be construed to allow Worldspan to use this IBM Maintenance Services Allotment for Maintenance Services included in this AMO Agreement as of June 30, 2006.

In the event of expiration or termination of this AMO Agreement, [**] percent ([**]%) of any unused IBM Maintenance Services Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**]%) of the remaining unused IBM Maintenance Services Allotment) shall be refunded to Worldspan.

The Additional Maintenance Services acquired under this IBM Maintenance Services Allotment are not financed by IBM Credit.”

27.  zSeries Hardware Allotment.

The AMO Agreement is amended by adding after new Section 36, a new Section 37 to read as follows:

“37.  zSeries Hardware Allotment

From June 30, 2006 through the end of the term of this AMO Agreement, as it may be extended pursuant to Section 38, the Monthly Payment assumes that Worldspan will acquire certain new zSeries Machines not included in Base Capacity directly from IBM.  The Monthly Payment also (i) assumes that Worldspan will lease the new zSeries Machines from IBM Credit and (ii) includes charges associated with an allotment to be used for that purpose.  This allotment will be referred to as the “zSeries HW Allotment.”  The individual leases will commence upon Worldspan’s acceptance of the leased items in accordance with the terms of the TLA, as confirmed by the Parties in an Order Letter.

Upon the Worldspan’s decision to lease the zSeries Machines, IBM Credit agrees to make payments to IBM for the purchase of such zSeries Machines pursuant to the terms and conditions of the TLA.  If sales tax is included on the IBM invoice, such applicable taxes will be paid by IBM Credit.  Any such financed sales tax will result in an adjusted increase to the Monthly Payment and shall be confirmed by an Order Letter.  The Monthly Payment includes the Rent due under the IBM Credit lease for the zSeries Machines.

For zSeries Products acquired from IBM, IBM Credit will not be liable for any dispute that may arise between Worldspan and IBM.

All zSeries Machines acquired under this section will be acquired at the then current fair values for such zSeries Machines or in accordance with any other agreements that may currently be in effect between IBM and Worldspan at the time of the transaction, and such acquisition of zSeries Machines and use of this zSeries HW Allotment shall be confirmed by [**]and a Purchase Supplement or other transaction document, if applicable.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

The amount of the zSeries HW Allotment is $ [**] per month, commencing on January 1, 2007.  However, Worldspan may, at any time, reduce or eliminate any remaining or unused zSeries HW Allotment by giving IBM prior written notice.  Effective as of the time the zSeries HW Allotment is reduced or eliminated, the Monthly Payment shall be reduced by the same amount by which the zSeries HW Allotment is reduced or, if it is eliminated, by the full amount of remaining or unused zSeries HW Allotment.

IBM will perform a reconciliation annually to compare the zSeries HW Allotment to the actual charges due IBM for such zSeries Machines.  In the event that Worldspan does not use the entire zSeries HW Allotment by the end of each year, Worldspan may elect, upon prior written notice to IBM, to defer the zSeries HW Allotment to the following year or apply any remaining balance allocated for that Contract Year towards acquiring zSeries Machines, other than those that are already included in this AMO Agreement, under this AMO Agreement, as confirmed by an Order Letter.  Nothing herein shall be construed to allow Worldspan to use this zSeries HW Allotment for zSeries Machines included in this AMO Agreement as of June 30, 2006.

In the event of expiration or termination of this AMO Agreement, [**] percent ([**]%) of any unused zSeries HW Allotment on the date of expiration or termination will be retained by IBM and the remaining amount (for clarity, [**] percent ([**]%) of the remaining unused zSeries HW Allotment) shall be refunded to Worldspan.”

28.  AMO Agreement Extension.

The AMO Agreement is amended by adding after new Section 37 a new Section 38 to read as follows:

“38.  AMO Agreement Extension

Worldspan may request two (2) separate one-year extensions of the Initial Term of this AMO Agreement prior to the Expiration Date, as it may have been previously extended.  Any such request is subject to credit approval, which will not be unreasonably withheld.  Worldspan must provide IBM written notice of each such extension at least ninety (90) days prior to the then-current Expiration Date.  Upon any such extension, the Expiration Date and the Initial Term shall be correspondingly extended.

Provided that Worldspan has converted the TPF Complex (as defined in Section 6 of this AMO Agreement) to zTPF by such Expiration Date, then the then current Monthly Payment for such extension, as may have been modified by Order Letters, will not be changed for the extension period for the Products, Services and related financings subject to the AMO Agreement as of the Expiration Date.  The Parties contemplate that, at the time that Worldspan may request an extension to this AMO Agreement as described in this section, that certain transactions described in Order Letters executed after June 30, 2006 may have been consummated which create obligations to IBM or IBM Credit which extend past the Expiration Date, or which by their nature result in an increase or decrease in the Monthly Payment.  The Parties shall reconcile all such Order Letters and include the sum of any such future obligations to the Monthly Payments at such time.

If Worldspan has not converted to zTPF by such Expiration Date, then an annual incremental charge of $[**] per month will be added to the Monthly Payment.

If any such extension is requested, then, prior to the Expiration Date, as it may have been previously extended, the Parties shall execute appropriate documents to confirm the extension and the Products, Services and Monthly Payment that will apply during the term of the extension.”

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

29.          Publicity.

The AMO Agreement is amended by adding after new Section 38 a new Section 39 to read as follows:

“39.  Publicity

Except as otherwise required by law, no Party shall refer to the existence of this AMO Agreement in any press releases or otherwise use the other Parties’ names in advertising or materials distributed to prospective customers or other third parties without the prior written approval of the other Parties except, however, that Worldspan and IBM will issue a mutually agreeable, joint press release announcing Worldspan’s continued commitment to IBM platforms and software.”

30.          [**].

The AMO Agreement is amended by adding after new Section 39 a new Section 40 to read as follows:

[**]

Agreed to:		Agreed to:

Worldspan, L.P.		IBM Credit LLC

By:	/s/ Jeffrey C. Smith	By:	/s/ David C. Sweeney
	Authorized Signature	Authorized Signature

Name (type or print):	Jeffrey C. Smith	Name (type or print):	David C. Sweeney

Date:	6/30/06	Date::	6/30/06

Agreed to:

International Business Machines Corporation

By:	/s/ Norman L. Moore
Authorized Signature

Name (type or print):	Norman L. Moore

Date::	6/30/06

IBM Customer Agreement: JJT-0003
Term Lease Agreement: JJT-0001
AMO Agreement No.: ASVB594

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 1

Exhibit A

Monthly Payments

The Monthly Payments shall be as follows:

Time Period	Monthly Payment
Each month from July 2006 through June 2011	$	[**]

[**]     Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 2

Exhibit B
Capacity Plan

Processor Capacity Plan

Environment definitions by Workload:

TPF Complex: Worldspan GDS, Deltamatic, OSS, DL1, Large Test (LTST), VM. This TPF Complex, composed of [**] Machines, will be created via the upgrade of [**] ([**]) [**] processors currently operating in the existing GDS System. These Machines will be shipped by IBM on or before June 30, 2006. The displaced Machines must be returned to IGF within 60 days of the shipment of the [**] Machines. Normal installation of the [**] Machines, de-installation, packing and return shipping of the displaced [**] Machines will not be separately chargeable to Worldspan, however should Worldspan fail to return any of the Displaced Machines within the 60 day period, as described above, IBM shall charge Worldspan a rental fee of $[**] per month for each retained Machine for each month or partial month in excess of the 60 day return period described above.

Worldspan zOS Complex: zOS applications currently hosted on [**] serials 240DA and 48302. This complex will be created via modification to [**] ([**])[**]. The displaced [**] Machines must be removed from service upon installation of the [**] Machines into the zOS environment.

Processor Capacity Additions and Alterations

For all the Machines in the section below, IBM shall be responsible for normal installation of the new machines and de-installation of displaced Machines if those Machines are leased to Worldspan under this AMO Agreement. IBM will also be responsible for the normal de-installation and re-installation of the [**] Machines being moved from the TPF to zOS environments. IBM will not provide, nor be liable for, de-installation or other services for Machines not leased under this AMO agreement or for movement of machines between buildings.

Worldspan TPF Complex:

IBM will deliver [**] processors as specified below for used in the TPF Complex as defined above:

Delivery Date	Machine Delivered	Serial number displaced	Serial number replacement Machine	System Identifier (see Attachment 1)	Return Date
July 2006	[**]	[**]	[**]	[**]	[**]
July 2006	[**]	[**]	[**]	[**]	[**]
July 2006	[**]	[**]	[**]	[**]	[**]
July 2006	[**]	[**]	[**]	[**]	[**]
July 2006	[**]	[**]	[**]	[**]	[**]
July 2006	[**]	[**]	[**]	[**]	[**]

Note 1: These Machines will be installed as the Models described in the GDS Complex Variable Capacity Section of this Amendment.

Note 2:   These Machines will be delivered via hybrid upgrades. For these Machines, the following provisions shall apply.

Each transaction shall have a Replacement Machine and a Displaced Machine specified, as defined below.

Each Replacement Machine shall be the result of a new IBM upgrade being added to a used IBM Credit base Machine. After installation of the Replacement Machine, on the date to be specified in the Order Letter documenting the transaction, the Displaced Machine will be returned to IBM Credit pursuant to the Term Lease Supplement for Termination of Lease/Prepayment of Financing. The Lease associated with each Displaced Machine will be

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

terminated and the Lease termination charge will be financed by IBM Credit upon the installation of the Replacement Machine.

In the event Worldspan chooses to migrate the GDS complex to new IBM DASD, IBM agrees to provide, on a [**]. The Parties agree to execute the appropriate loaner documentation prior to the initiation of the [**].

Worldspan zOS Complex:

IBM will move these Machines from their current location in the Worldspan GDS to operation in the Worldspan zOS complex. These Machines will be modified as shown in the configurations below.

Delivery Date	Machine Redeployed	Machine Fixed Capacity Enabled	Machine Serial number	Serial number displaced	System Identifier (see Attachment 1)	Return Date
July 2006	[**] [**]	[**] [**]	[**]	[**]	[**]	[**]
July 2006	[**] [**]	[**] [**]	[**]	[**]	[**]	[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 1 to Exhibit B

Configurations of the [**] for the TPF Complex

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 3

Exhibit C
Current Machines

1.  The Return Dates for the Machines below are modified as shown. Maintenance Services for these Machines are included until the New Return Dates shown.

Processors:

[**]	[**]	[**]	Current Return Date	New Return Date
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	9/30/2006
[**]	[**]	[**]	6/30/2008	9/30/2006
[**]	[**]	[**]	6/30/2007	12/31/2006
[**]	[**]	[**]	6/30/2007	12/31/2006
[**]	[**]	[**]	6/30/2007	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006
[**]	[**]	[**]	6/30/2008	12/31/2006

Storage:

[**]	[**]	[**]	Current Return Date	New Return Date
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]	[**]	[**]	Current Return Date	New Return Date
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
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[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]	[**]	[**]	Current Return Date	New Return Date
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011
[**]	[**]	[**]	6/30/2008	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2.  The following Worldspan-owned Machines are currently on warranty. Upon warranty expiration, they will be placed on Maintenance Services until the Maintenance End Date Shown below.

Storage:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

zOS Storage:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

3.  The following Worldspan-owned Machines are currently on Maintenance Services and will remain on Maintenance Services until the Maintenance End Date Shown below.

Processors:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006
[**]	[**]	[**]	12/31/2006

Other:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

Network:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007
[**]	[**]	[**]	6/30/2007

Storage:

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]	[**]	[**]	Maintenance End Date
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011
[**]	[**]	[**]	6/30/2011

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 4

Exhibit G
Worldspan Order Letter

Date:

IBM Corporation

13800 Diplomat Drive

Dallas, TX  75234

Attention:  Order Letter Administrator

Subject:  Asset Management Offering Agreement, effective as of July 1, 2002, among IBM, IBM Credit and Worldspan; AMO Agreement No. ASVB594, as amended (collectively, the “AMO Agreement”).

Order Letter Number:

Worldspan hereby orders and, if applicable, leases or finances from IBM Credit, the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.

(Worldspan hereby terminates the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.)

Customer Number:

Installed at Address:

Product Type, Model/Feature, Description:

Plant Order or MES Number:

Serial Number:

Customer Requested Arrival Date:

Estimated Date of Installation:

Return Date:

TLA Option:

IBM Credit Supplement #:

Charges:             The Monthly Payments under the AMO Agreement will be increased (decreased) $XXXXX.XX per month for XX months effective from XX/XX/XX through XX/XX/XX to include the addition (termination) of these Machines, Programs and/or Services.

(In addition, the Monthly Payments under the AMO Agreement will be increased (decreased) $YYYYY.YY per month for YY months effective from YY/YY/YY through YY/YY/YY to include the addition (termination) of Maintenance Services for these Machines and/or Programs.)

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Contractual Basis for Charges:

Additional Settlement/Termination Percentages:                                 If applicable, the Additional Settlement/Termination Percentages for these Machines are as follows:

Settlement/Termination Date	Additional Settlement/Termination Percentage
10/01/2006	TBD
01/01/2007	TBD
04/01/2007	TBD
07/01/2007	TBD
10/01/2007	TBD
01/01/2008	TBD
04/01/2008	TBD
07/01/2008	TBD
10/01/2008	TBD
01/01/2009	TBD
04/01/2009	TBD
07/01/2009	TBD
10/01/2009	TBD
01/01/2009	TBD
04/01/2009	TBD
07/01/2009	TBD
10/01/2009	TBD
01/01/2010	TBD
04/01/2010	TBD
07/01/2010	TBD
10/01/2010	TBD
01/01/2011	TBD
04/01/2011	TBD

Worldspan authorizes IBM or IBM Credit to fill in serial numbers for the Machines listed in this Order Letter.

The transactions included in this Order Letter may contain a combination of recurring charges (such as for Monthly License Charge Software and Maintenance Services) and Equipment leasing and non-Equipment financing. For leasing and financing transactions, the following TLA Options describe the type of transaction.

TLA Options (Summary details available upon request):

B                -   Lease for Machine with fair market value end-of-lease options and Lessor is the owner for tax purposes.

B+         -   Lease for Machine with fair market value end-of-lease options.

B$          -   Lease for Machine with one dollar end-of-lease purchase option and Lessor assumes for tax purposes that Lessee is the owner.

B’            -   Lease for Machine with prestated end-of-lease options and Lessor assumes for tax purposes that Lessee is the owner.

L                 -   Lease for used Equipment supplied by Lessor

S                 -   Loan for IBM Financed Items.

T                -   Loan for non-IBM Financed Items.

Certain Machines contain Licensed Machine Code (LMC) or Licensed Internal Code (LIC).  LMC and LIC are licensed under the terms of the agreements provided with the LMC and LIC and those agreements govern Worldspan’s use of that LMC or LIC.   Authorization to use LMC or LIC is only for the number of processors, amounts of storage, or other quantities acquired by Worldspan which is also indicated in the Machine’s “Description” field of this Order Letter.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

LIC*:  LIC* means Specific Machine using Licensed Internal Code

The Parties agree that:

1.             This Order Letter shall serve as a Transaction Document to the ICA (as defined in the AMO Agreement) and/or an Exhibit to the TLA (as defined in the AMO Agreement).

2.               Reproductions of this fully executed Order Letter by reliable means will be considered equivalent to an original hereof.

3.               Neither IBM nor IBM Credit makes any representation whatsoever regarding the accounting treatment applicable to charges for the transactions under this Order Letter.

4.             With respect to any Machine ordered in this Order Letter, Worldspan agrees to (i) allow installation of any changes, additions, and/or capacity monitoring hardware or software on the Machine, as reasonably required by the manufacturer to monitor the Machine capacity, and (ii) comply with any other terms agreed to between Worldspan and the Machine manufacturer, including, but not limited to, those that relate to Machine capacity.

5.               Unless otherwise agreed to in writing by the Parties and prior to the return to IBM Credit of any Machine ordered in this Order Letter, Worldspan is responsible for removing all information and data, including, but not limited to, programs not licensed to that specific Machine.  IBM Credit has no obligation to remove Worldspan’s or any other party’s information from the Machine.

6.               Risk of Loss:  IBM bears the risk of loss or damage for each Machine up to the time it is delivered to the IBM-designated carrier for shipment to Worldspan or Worldspan’s designated location.  Thereafter, Worldspan bears the risk.  Each Machine is covered by insurance, arranged and paid for by IBM for Worldspan, covering the period until it is delivered to Worldspan or Worldspan’s designated location.   For any loss or damage report the loss or damage in writing to IBM within 10 business days of delivery.

IBM and/or IBM Credit may file a copy of this Order Letter to perfect its purchase money security interest.

By signing below, Worldspan confirms that its correct legal name is “Worldspan, L.P.” and that its state of organization is Delaware.

Agreed to:
Worldspan, L.P.	Customer No.: 9885094

State of Organization: Delaware
By:
Authorized Signature	AMO Agreement No.: ASVB594

Name (type or print)	IBM Customer Agreement No.: JJT-0003

Date:	Term Lease Agreement No.: JJT-0001

Agreed to:	Agreed to:
International Business Machines Corporation	IBM Credit LLC

By:	By:
Authorized Signature	Authorized Signature

Name (type or print)	Name (type or print)

Date:	Date:

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Appendix 5

[**]

[**].

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 6

Exhibit H
Machine Maintenance Services

IBM will provide to Worldspan the Maintenance Services described in the Section of this AMO Agreement entitled “Maintenance Services”, the IBM Master Services Attachment for Service Elite, Attachment Number MAB7X7W and this Exhibit H for the Machines identified in Exhibits B and C to this AMO Agreement (collectively, the “Eligible Machines”).

The IBM Master Services Attachment for Service Elite, Attachment number MAB7X7W and any referenced Statements of Work and Change Authorizations shall collectively constitute Statement of Work number A64K9H, which replaces Statement of Work number AB7X7W in its entirety.   The Specified Location for this Exhibit H is the Worldspan location in the United States or Puerto Rico where the Machines listed in Exhibits B and C  and subject to the AMO Agreement are installed or may be relocated in accordance with this AMO Agreement.

These Maintenance Services are available for Machines used normally for business, professional, or trade purposes, rather than personal, family, or household purposes.  Worldspan agrees that, for on-site Services, Worldspan’s Specified Location is neither a home nor home office.

Services that apply for each Specified Location will apply until the Return Date or Termination Date shown for each Machine on the applicable Exhibit.

1) Charges and Payment

The charges for the Services described in this Appendix are included in the Monthly Payment and further described in the Section of the AMO Agreement entitled “Maintenance Services.”

For all Service charges based on usage, upon IBM’s request, Worldspan will provide IBM with the actual meter reading recording the actual usage.

2) Installation and Deinstallation

The Monthly Payment includes installation and deinstallation for Machines listed in Exhibit B.

Installation includes:

•                  transportation to Worldspan’s location,

•                  unpacking,

•                  installation of the Machine in accordance with IBM standard installation procedures, and

•                  verification that the Machine is operating in accordance with its Specifications.

Deinstallation includes:

•                  deinstallation of the Machine,

•                  packing the Machine for shipment, and

•                  transportation to the designated IBM Credit location.

3)  Start of Maintenance Service

When Worldspan orders Machine Maintenance Services under the AMO Agreement, IBM will inform Worldspan of the date on which Maintenance Services will begin in an Order Letter. IBM may inspect the Machine within one month following that date. If the Machine is not in an acceptable condition for service, Worldspan may have IBM restore it for a charge. Alternatively, Worldspan may withdraw its request for Maintenance Services. However, Worldspan will be charged for any Maintenance Services which IBM has performed at Worldspan’s request.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

4) Termination of Maintenance Service

Maintenance Services for each Machine will terminate on the earliest of:

(i) the date the Machine is removed from production as described below,

Worldspan may terminate Service for a Machine on one month’s written notice to IBM if Worldspan permanently removes a Machine from productive use within Worldspan’s Enterprise.

Upon such termination IBM will reduce the Monthly Payment by the amount equal to the amount IBM is charging Worldspan for the Machine for which Service is terminated.  IBM will disclose this amount to Worldspan at the time Worldspan notifies IBM that the Machine has been removed from productive use.  IBM’s AMO Agreement Executive or equivalent will certify the accuracy of the amount;

(ii) the Return Date or Maintenance Termination Date for the Machine as shown in Exhibit B or C; or

(iii) June 30, 2011.

5) Additional Maintenance Terms

The Parties agree that IBM will provide Worldspan, at no additional cost, with additional maintenance services as needed, including, but not limited to:

•                  24x7 support;

•                  around the clock customer engineer support; and

•                  other services as described in the IBM Master Services Attachment for ServiceElite

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 7

Exhibit N
Special Offering Attachment for VM Charges

 Customer Agreement
Special Offering Attachment for VM Charges

The terms of this Special Offering Attachment for VM Charges (“Attachment”) are in addition to those of the IBM Customer Agreement, Agreement Number JJT-0003 (“ICA”), and the IBM International Program License Agreement (“IPLA”) in effect between us.  You accept the terms of this Attachment by making any payment for IBM Programs utilizing the charging structure described below.

1.  Definitions

LPAR	Logical partitions in which an IBM Program runs.
MSUs	Millions of Service Units per hour. Units of workload capacity of an Eligible Machine.
Product LPAR Utilization Capacity

The highest number of MSUs utilized by the combined LPARs in which a variable workload license charge IBM Program runs concurrently during a Reporting Period. The number of MSUs is based on a 4-hour rolling average utilization.

Reporting Period	The period which begins on the second day of a month and ends on the first day of the following month.
Sub-Capacity Report

A report generated by the IBM-provided Sub-Capacity Reporting Tool. The tool analyzes System Management Facilities (“SMF”) data and calculates the Product LPAR Utilization Capacity for most variable workload charge IBM Programs. The Sub-Capacity Report includes these calculations.

1.  Eligible Programs

The following Programs are eligible for the special pricing described in this Attachment (collectively, the “Eligible Programs”):

[**]

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

[**]

[**]

[**]

[**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

The Programs listed above are one-time-charge Programs licensed under the terms of the IPLA (collectively, the [**]). The subscription and support (“Software Maintenance”) for [**] is provided under the terms of the IBM Agreement for the Acquisition of Software Maintenance (“IAASM”).

The Programs listed above are monthly license charge Programs licensed under the terms of the ICA (collectively, the [**]).  The Software Maintenance for such [**] is provided under the IAASM.

Worldspan represents that all of the Eligible Programs described above will be run on dedicated LPARs on the following Machines up to the following MSUs:

[**]

2.   [**]

3.   [**]

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

[**]

4.  General

By accepting these special terms, Worldspan agrees to allow IBM to audit Worldspan’s compliance with the terms of this agreement upon reasonable prior notice to Worldspan from IBM. Worldspan understands that IBM may use information IBM has about Worldspan’s system in its audit activities and agrees to provide IBM with machine access and/or copies of system tools outputs and/or other system information as appropriate to conduct such audits.

In the event that IBM makes generally available a sub-capacity offering supported under VM, this Attachment shall terminate.  This Attachment shall be valid from June 30, 2006 through the termination or expiration of the AMO Agreement.  The terms in this Attachment are IBM Confidential.

[**] Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.